Exhibit 99.1

News Release

AppFolio, Inc. Announces First Quarter 2019 Financial Results

SANTA BARBARA, Calif., May 2, 2019 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended March 31, 2019.

AppFolio's operating results for the first quarter of 2019 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 28, 2019, as well as its more detailed first quarter 2019 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC on May 2, 2019. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of May 2, 2019, AppFolio's outlook for fiscal year 2019 follows:

•	Full year revenue is expected to be in the range of $250 million to $255 million.

•	Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, May 2, 2019, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

The conference call can be accessed by dialing 866.393.4306 and entering ID # 8096079. International callers may dial 734.385.2616. A replay of the conference call will be available at 855.859.2056 and 404.537.3406 for international callers. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate and legal markets. Today our products include real estate software (AppFolio Property Manager, including AppFolio Property Manager PLUS and recently launched AppFolio Investment Management) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which will be filed with the SEC on May 2, 2019, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	March 31, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$16,783	$74,076
Investment securities—current	17,712	16,631
Accounts receivable, net	7,966	5,516
Prepaid expenses and other current assets	15,086	11,775
Total current assets	57,547	107,998
Investment securities—noncurrent	6,300	11,256
Property and equipment, net	7,169	6,871
Operating lease right-of-use assets	16,004	—
Capitalized software, net	22,396	20,485
Goodwill	57,496	15,548
Intangible assets, net	26,644	5,895
Other long-term assets	7,026	7,688
Total assets	$200,582	$175,741
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,557	$1,481
Accrued employee expenses	10,795	12,377
Accrued expenses	9,450	8,281
Deferred revenue	4,045	3,414
Other current liabilities	11,099	1,447
Long-term debt, net—current portion	1,213	1,213
Total current liabilities	38,159	28,213
Operating lease liabilities	19,064	—
Long-term debt, net	48,290	48,602
Other long-term liabilities	14	7,080
Total liabilities	105,527	83,895
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding at March 31, 2019 and December 31, 2018	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized at March 31, 2019 and December 31, 2018; issued - 16,269 and 16,159, shares at March 31, 2019 and December 31, 2018; outstanding - 15,899 and 15,789 shares at March 31, 2019 and December 31, 2018, respectively;	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized at March 31, 2019 and December 31, 2018; 18,071 and 18,109 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively;	2	2
Additional paid-in capital	157,253	157,898
Accumulated other comprehensive loss	(49)	(178)
Treasury stock, at cost, 370 Class A shares at March 31, 2019 and December 31, 2018	(21,562)	(21,562)
Accumulated deficit	(40,591)	(44,316)
Total stockholders’ equity	95,055	91,846
Total liabilities and stockholders’ equity	$200,582	$175,741

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018
Revenue	$57,091	$42,340
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	24,181	16,613
Sales and marketing	11,219	7,405
Research and product development	8,481	5,333
General and administrative	8,192	5,316
Depreciation and amortization	5,076	3,500
Total costs and operating expenses	57,149	38,167
Income (loss) from operations	(58)	4,173
Other expense, net	(1)	(3)
Interest income (expense), net	(497)	176
Income (loss) before provision for (benefit from) income taxes	(556)	4,346
Provision for (benefit from) income taxes	(4,281)	26
Net income	$3,725	$4,320

Net income per common share:
Basic	$0.11	$0.13
Diluted	$0.11	$0.12
Weighted average common shares outstanding:
Basic	33,913	34,070
Diluted	35,342	35,300

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended March 31,
	2019	2018
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$324	$220
Sales and marketing	248	210
Research and product development	308	225
General and administrative	672	663
Total stock-based compensation expense	$1,552	$1,318

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended March 31,
	2019	2018
Cash from operating activities
Net income	$3,725	$4,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,076	3,500
Stock-based compensation	1,552	1,318
Deferred income taxes	(4,281)	—
Other	27	79
Changes in operating assets and liabilities:
Accounts receivable	(2,051)	(1,148)
Prepaid expenses and other current assets	(3,340)	441
Other long-term assets	1,365	(766)
Accounts payable	100	415
Accrued employee expenses	(2,867)	(3,842)
Accrued expenses	1,580	611
Deferred revenue	268	(1,334)
Other long-term liabilities	(859)	(252)
Net cash provided by operating activities	295	3,342
Cash from investing activities
Purchases of property and equipment	(1,030)	(263)
Additions to capitalized software	(4,658)	(2,936)
Purchases of investment securities	—	(15,573)
Sales of investment securities	1,750	5
Maturities of investment securities	2,250	8,296
Acquisition, net of cash acquired	(54,004)	—
Net cash used in investing activities	(55,692)	(10,471)
Cash from financing activities
Proceeds from stock option exercises	90	470
Tax withholding for net share settlement	(1,315)	(901)
Proceeds from issuance of debt	597	32
Principal payments on debt	(909)	(32)
Payment of debt issuance costs	(360)	—
Net cash used in financing activities	(1,897)	(431)
Net decrease in cash and cash equivalents and restricted cash	(57,294)	(7,560)
Cash, cash equivalents and restricted cash
Beginning of period	74,506	16,537
End of period	$17,212	$8,977